File Number: 33-84546
                                               Filed Pursuant to Rule 497(e) of
                                                     The Securities Act of 1933



                                                                March 17, 2006

Supplement to the May 1, 2005 Class I and II Shares Prospectuses for Pioneer Small Company VCT Portfolio



Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson is a vice president of Pioneer. He joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.




                                                         19136-00-0406
                              (C) 2006 Pioneer Funds Distributor, Inc.
                                   Underwriter of Pioneer mutual funds
                                                           Member SIPC